UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2013

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5151 Corporate Drive, Troy, Michigan		48,098
(Address of principal executive offices)		(Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 23, 2013, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition for the three months and year ended December 31, 2012 (the "Earnings Release"). Subsequent to issuing the Earnings Release, the United States District Court for the Southern District of New York (the "Court") issued a decision in the previously disclosed lawsuit filed by Assured Guaranty Municipal Corp., formerly known as Financial Security Assurance Inc. ("Assured"). As a result, on February 5, 2013, the Company issued a press release announcing the Court's decision and on February 8, 2013 the Company issued a press release announcing updated results of operations and financial condition for the three months and year ended December 31, 2012 (the updated "Earnings Release"). The text of the updated Earnings Release is included as Exhibit 99.1 to this report and incorporated herein by reference. The Company will include final financial statements for the year ended December 31, 2012 as part of its Annual Report on Form 10-K.
The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure
On January 24, 2012, the Company held a quarterly conference call to review fourth quarter 2012 earnings and furnished a slide presentation to accompany the call (the "Presentation"). Subsequent to furnishing the Presentation, the Court issued a decision in the previously disclosed lawsuit filed by Assured and issued an updated Earnings Release. As a result, the Company has revised certain slides in the Presentation, which are furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release of Flagstar Bancorp, Inc. dated February 8, 2012

99.2	Flagstar Bancorp, Inc. Revised Conference Call Presentation Slides - Fourth Quarter 2012 Financial Results

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that are difficult to predict and could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Forward-looking statements contained in this Current Report on Form 8-K and any information related to expectations about future events or results are based upon information available to the Company as of the date hereof. Forward-looking statements can be identified by such words as "anticipates," "intends," "plans," "seeks," "believes," "expects", "estimates," and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements made regarding the Company's current expectations, plans or forecasts of its core business drivers, credit related costs, asset quality, capital adequacy and liquidity, the implementation of the Company's business plan and growth strategies, the suspension of dividend payments on preferred stock, the deferral of interest payment on trust preferred securities, the result of improvements to the Company's servicing processes, and other similar matters. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, contingencies, and other factors. Accordingly, we cannot give you any assurance that our expectations will in fact occur or that actual results will not differ materially from those expressed or implied by such forward-looking statements. We caution you not to place undue reliance on any forward-looking statement and to consider all of the following uncertainties and risks, as well as those more fully discussed in the Company's filings with the Securities and Exchange Commission ("SEC"), including, but not limited to, our Forms 10-K and 10-Q: volatile interest rates that impact, among other things, the mortgage banking business, our ability to originate loans and sell assets at a profit, prepayment speeds and our cost of funds; changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios; actions of mortgage loan purchasers, guarantors and insurers regarding repurchases and indemnity demands and uncertainty related to foreclosure procedures; uncertainty regarding pending and threatened litigation; our ability to control credit related costs and forecast the adequacy of reserves; the imposition of regulatory enforcement actions against us; our compliance with the Consent Order with the Office of the Comptroller of the Currency, which was disclosed on October 23, 2012; and the commercial loan sale may not have the projected impact or be consummated in a timely manner. Except to the extent required under the federal securities laws and the rules and regulations promulgated by the SEC, the Company undertakes no obligation to update any such statement to reflect events or circumstances after the date on which it is made.

Forward-looking statements may cause actual results to differ materially from current expectations, therefore you should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in the Company's filings with the Securities and Exchange Commission ("SEC"), including but not limited to, the Company's Forms 10-K and Form 10-Qs: the accuracy and ability to estimate the financial impact of the settlement, including the fair value of the Additional Payments; the impact of performance and enforcement of commitments under, and provisions contained in, the settlement; and the timing of the recognition and payment of the Additional Payments. Except to the extent required under the federal securities laws and the rules and regulations promulgated by the SEC, the Company undertakes no obligation to update any such statement to reflect events or circumstances after the date on which it is made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: February 12, 2013	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer